CARETRUST REIT, INC. SECOND QUARTER 2017 FINANCIAL SUPPLEMENT INVESTING IN THE FUTURE OF HEALTHCARE The Rio at Cabezon (Rio Rancho, NM) Exhibit 99.2

INVESTING IN THE FUTURE OF HEALTHCARE Disclaimers This supplement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical statements of fact and statements regarding our intent, belief or expectations, including, but not limited to, statements regarding future financial and financing positions, business and acquisition strategies, growth prospects, operating and financial performance, expectations regarding the making of distributions, payment of dividends, compliance with and changes in governmental regulations, and the performance of our operators and their respective facilities. Words such as “anticipate,” “believe,” “could,” expect,” “estimate,” “intend,” “may,” “plan,” “seek,” “should,” “will,” “would,” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements, though not all forward-looking statements contain these identifying words. Our forward-looking statements are based on our current expectations and beliefs, and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying these forward-looking statements are reasonable, they are not guarantees and we can give no assurance that our expectations will be attained. Factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from expectations include, but are not limited to: (i) the ability to achieve some or all of the expected benefits from the completed spin-off from The Ensign Group, Inc. (“Ensign”); (ii) the ability and willingness of our tenants to meet and/or perform their obligations under the triple-net leases we have entered into with them and the ability and willingness of Ensign to meet and/or perform its obligations under the contractual arrangements that it entered into with us in connection with such spin-off, including its triple-net long-term leases with us, and any of its obligations to indemnify, defend and hold us harmless from and against various claims, litigation and liabilities; (iii) the ability and willingness of our tenants to comply with laws, rules and regulations in the operation of the properties we lease to them; (iv) the ability and willingness of our tenants, including Ensign, to renew their leases with us upon expiration and the ability to reposition our properties on the same or better terms in the event of nonrenewal or in the event we replace an existing tenant, and obligations, including indemnification obligations, that we may incur in connection with the replacement of an existing tenant; (v) the availability of and the ability to identify suitable acquisition opportunities and the ability to acquire and lease the respective properties on favorable terms; (vi) the ability to generate sufficient cash flows to service our outstanding indebtedness; (vii) access to debt and equity capital markets; (viii) fluctuating interest rates; (ix) the ability to retain our key management personnel; (x) the ability to maintain our status as a real estate investment trust (“REIT”); (xi) changes in the U.S. tax laws and other state, federal or local laws, whether or not specific to REITs; (xii) other risks inherent in the real estate business, including potential liability relating to environmental matters and illiquidity of real estate investments; and (xiii) any additional factors identified in our filings with the Securities and Exchange Commission (“SEC”), including those in our Annual Report on Form 10-K for the year ended December 31, 2016 under the heading entitled “Risk Factors,” as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the SEC. This supplement contains certain non-GAAP financial information relating to CareTrust REIT including EBITDA, Normalized EBITDA, FFO, Normalized FFO, FAD, Normalized FAD, and certain related ratios. Explanatory footnotes and a glossary explaining this non-GAAP information are included in this supplement. Reconciliations of these non-GAAP measures are also included in this supplement. Other financial information, including GAAP financial information, is also available on our website. Non-GAAP financial information does not represent financial performance under GAAP and should not be considered in insolation, as a measure of liquidity, as an alternative to net income, or as an indicator of any other performance measure determined in accordance with GAAP. You should not rely on non-GAAP financial information as a substitute for GAAP financial information, and should recognize that non-GAAP information presented herein may not compare to similarly-termed non-GAAP information of other companies (i.e., because they do not use the same definitions for determining any such non-GAAP information). This supplement also includes certain information regarding operators of our properties (such as EBITDARM Coverage, EBITDAR Coverage, and Occupancy), most of which are not subject to audit or SEC reporting requirements. The operator information provided in this supplement has been provided by the operators. We have not independently verified this information, but have no reason to believe that such information is inaccurate in any material respect. We are providing this information for informational purposes only. Ensign is subject to the registration and reporting requirements of the SEC and is required to file with the SEC annual reports containing audited financial information and quarterly reports containing unaudited financial information. Ensign’s financial statements, as filed with the SEC, can be found at Ensign’s website http://www.ensigngroup.net. Information in this supplement is provided as of June 30, 2017, unless specifically stated otherwise. We expressly disclaim any obligation to update or revise any information in this supplement (including forward-looking statements), whether to reflect any change in our expectations, any change in events, conditions or circumstances, or otherwise. As used in this supplement, unless the context requires otherwise, references to “CTRE,” “CareTrust REIT” or the “Company” refer to CareTrust REIT, Inc. and its consolidated subsidiaries. GAAP refers to generally accepted accounting principles in the United States of America.

INVESTING IN THE FUTURE OF HEALTHCARE Company Profile Table of Contents CareTrust REIT is a self-administered, publicly-traded real estate investment trust engaged in the ownership, acquisition and leasing of seniors housing and healthcare-related properties. CareTrust REIT generates revenues primarily by leasing properties to a diverse group of local, regional and national seniors housing operators, healthcare services providers, and other healthcare-related businesses. Since its debut as a standalone public company on June 1, 2014, and as of July 31, 2017, CareTrust REIT has expanded its tenant roster to 18 operators, and has grown its portfolio real estate portfolio to 164 net-leased healthcare properties and three operated seniors housing properties across 23 states, consisting of 16,342 operating beds/units. Management Greg Stapley Chairman and Chief Executive Officer Bill Wagner Chief Financial Officer Dave Sedgwick Vice President of Operations Mark Lamb Director of Investments Contact Information CareTrust REIT, Inc. 905 Calle Amanecer, Suite 300 San Clemente, CA 92673 (949) 542-3130 | ir@caretrustreit.com www.caretrustreit.com Transfer Agent Broadridge Corporate Issuer Solutions P.O. Box 1342 Brentwood, NY 11717 (800) 733-1121 | shareholder@broadridge.com Board of Directors KeyBanc Capital Markets Jordan Sadler | (917) 318-2280 Raymond James Jonathan Hughes | (727) 567-2438 Wells Fargo Securities Todd Stender | (562) 637-1371 RBC Capital Markets Michael Carroll | (440) 715-2649 Stifel, Nicolaus & Company Chad Vanacore | (518) 587-2581 BMO Capital Markets John Kim | (212) 885-4115 Canaccord Genuity Paul Morgan | (415) 229-7181 JMP Research Peter Martin | (415) 835-8904 Stephens Dana Hambly, CFA | (615) 279-4329 Analyst Coverage Company Profile 3 CareTrust at a Glance 4 Investments 5 Portfolio Overview Portfolio Performance 6 Tenant Summary 7 Rent Diversification by Tenant 8 Geographic Diversification 9 Rent Diversification by State 10 Lease Maturities 11 Financial Overview Consolidated Income Statements 13 Reconciliation of EBITDA, FFO and FAD 14 Consolidated Balance Sheets 16 Key Debt Metrics 17 Debt Summary 18 2017 Guidance 19 Equity Capital Transactions 20 Other Financial Highlights 21 Glossary 22 Greg Stapley Chairman David Lindahl Jon Kline Allen Barbieri Spencer Plumb

INVESTING IN THE FUTURE OF HEALTHCARE At a Glance 15,894 Operating Beds/Units 22 States 161 Properties $1,136.0M Investments Note: Amounts are as of June 30, 2017 and exclude our three operated seniors housing properties and our two preferred equity investments. Credit Ratings S&P Corporate Rating: B+ (positive) Senior Unsecured Notes: BB- Moody’s Corporate Rating: B1 (positive) Senior Unsecured Notes: B1 CareTrust REIT, Inc. NASDAQ: CTRE Market Data (as of June 30, 2017) Closing Price: $18.54 52 Week Range: $19.86 – $12.70 Market Cap: $1,407M Enterprise Value: $1,807M Outstanding Shares: 75.9M Annualized Rent $116.8M 18 Operators

INVESTING IN THE FUTURE OF HEALTHCARE Investments Notes: [1] Initial Investment for pre-spin properties represents Ensign's gross book value. Initial Investment for post-spin properties represents CareTrust REIT’s purchase price and transaction costs. [2] Initial Operating Beds/Units as of the acquisition date. [3] Total Cost per Bed/Unit excludes preferred equity investments. [4] Initial Rent represents the annualized acquisition-date cash rent or deferred interest income on preferred equity investments. [5] Initial Yield represents Initial Rent divided by Initial Investment. [6] All amounts exclude our three operated seniors housing properties. (dollars in thousands)

INVESTING IN THE FUTURE OF HEALTHCARE Portfolio Performance (dollars in thousands) Notes: [1] Investment for pre-spin properties represents Ensign's gross book value. Investment for post-spin properties represents CareTrust REIT’s cumulative capital investment. Capital investment includes purchase price, transaction costs and landlord-funded capital expenditures, if any. [2] Rent represents June 2017 rent, annualized. [3] Current Yield represents Rent divided by Investment. [4] All amounts exclude our three operated seniors housing properties and our two preferred equity investments. [5] EBITDAR Coverage, EBITDARM Coverage and Occupancy include information provided by our tenants. We have not independently verified this information, but have no reason to believe that such information is inaccurate in any material respect. See “Glossary” for additional information. Applewood of New Berlin (New Berlin, WI)

INVESTING IN THE FUTURE OF HEALTHCARE Tenant Summary The Ensign Group (NASDAQ: ENSG) is a publicly-traded, nationwide operator of 226 skilled nursing and assisted living facilities, 92 of which are owned by CareTrust REIT. In addition to being a blue-chip operator, Ensign also operates 20 hospice agencies, 18 home health agencies, and three home care businesses. www.ensigngroup.com Trillium Healthcare Group is a privately-held Florida-based post-acute healthcare company which operates 29 post-acute and seniors housing facilities in Iowa, Nebraska, Florida, and Georgia, 11 of which are owned by CareTrust REIT. Premier Senior Living Group, LLC is a privately-held, New York-based assisted living and memory care operator with 20 facilities in New York, Florida, Michigan, North Carolina, Wisconsin, Pennsylvania, and Ohio, eight of which are owned by CareTrust REIT. www.pslgroupllc.com Top Five Tenants by Rent Run-Rate Rent Concentration December 31, 2016 December 31, 2015 December 31, 2014 Priority Management Group is a privately-held, Louisiana-based healthcare company which operates eight post-acute facilities in Texas and Louisiana, four of which are owned by CareTrust REIT. www.prioritymgt.com www.pristinesenior.com Pristine Senior Living is a privately-held, Indiana-based operator of over 1,500 beds across 17 seniors housing and skilled nursing facilities throughout Ohio, 16 of which are owned by CareTrust REIT. June 30, 2017 www.trilliumhcg.com

INVESTING IN THE FUTURE OF HEALTHCARE Rent Diversification by Tenant Notes: Underwriting DARMx and DARx apply for Tenants with less than 12 months operational data Notes: [1] Investment for pre-spin properties represents Ensign's gross book value. Investment for post-spin properties represents CareTrust REIT’s cumulative capital investment. Capital investment includes purchase price, transaction costs and capital expenditures, if any. [2] Rent represents June 2017 rent, annualized. [3] All amounts exclude our three operated seniors housing properties and our two preferred equity investments. (dollars in thousands)

INVESTING IN THE FUTURE OF HEALTHCARE Geographic Diversification 1 ALF 7 SNFs 3 ALFs 2 ALFs 1 ALFs 9 SNFs 1 Campus 3 ALFs 24 SNFs 2 Campuses 12 SNFs 4 Campuses 2 ALFs 1 SNF 2 ALFs 7 SNFs 1 Campus 3 ALFs 16 SNFs 3 Campuses 2 ALFs 4 SNFs 4 ALFs 1 SNF 13 SNFs 2 Campuses 3 ALFs 7 SNFs 1 Campus 1 ALF 1 ALF 3 SNFs 2 Campuses 1 ALF 2 ALFs 4 ALFs 161 Properties 22 States Run-Rate Rent 18 Operators Notes: Amounts are as of June 30, 2017 and exclude our three operated seniors housing properties and our two preferred equity investments. Top Five States Beds/Units Investment 5 SNFs 1 SNF

INVESTING IN THE FUTURE OF HEALTHCARE Rent Diversification by State Notes: [1] Investment for pre-spin properties represents Ensign's gross book value. For post-spin properties, Investment represents CareTrust REIT’s cumulative capital investment. Capital investment includes purchase price, transaction costs and capital expenditures, if any. [2] Rent represents June 2017 rent, annualized. [3] All amounts exclude our three operated seniors housing properties and our two preferred equity investments. (dollars in thousands)

INVESTING IN THE FUTURE OF HEALTHCARE Lease Maturities Lease Maturity Year % of Rent Notes: [1] Lease Maturity Year represents the scheduled expiration year of the primary term of the lease and does not include tenant extension options, if any. [2] Investment for pre-spin properties represents Ensign's gross book value. For post-spin properties, Investment represents CareTrust REIT’s cumulative capital investment, excluding our three operated seniors housing properties and our two preferred equity investments. Capital investment includes purchase price, transaction costs and capital expenditures, if any. [3] Rent represents June 2017 rent, annualized. (dollars in thousands) Broadmoor Medical Lodge (Rockwall, TX)

Financial Overview The Rio at Cabezon (Rio Rancho, NM)

INVESTING IN THE FUTURE OF HEALTHCARE Consolidated Income Statements (amounts in thousands, except per share data)

Reconciliation of EBITDA, FFO and FAD INVESTING IN THE FUTURE OF HEALTHCARE (amounts in thousands, except per share data)

Reconciliation of EBITDA, FFO and FAD (continued) INVESTING IN THE FUTURE OF HEALTHCARE (amounts in thousands, except per share data) [1] For the periods presented, the diluted weighted average shares have been calculated using the treasury stock method.

Consolidated Balance Sheets (dollars in thousands) INVESTING IN THE FUTURE OF HEALTHCARE

INVESTING IN THE FUTURE OF HEALTHCARE Key Debt Metrics [1] Debt to Normalized EBITDA compares total debt as of the last day of the quarter to the annualized Normalized EBITDA for the quarter. [2] Debt to Enterprise Value compares total debt as of the last day of the quarter to CareTrust REIT’s Enterprise Value as of the last day of the quarter. See “Glossary” for additional information. The Rio at Fox Hollow (Brownsville, TX) Debt to Normalized EBITDA [1] Debt to Enterprise Value [2]

INVESTING IN THE FUTURE OF HEALTHCARE Debt Summary (dollars in thousands) Notes: [1] Funds can be borrowed at applicable LIBOR plus 1.95% to 2.60% or at the Base Rate (as defined) plus 0.95% to 1.6%. [2] Funds can be borrowed at applicable LIBOR plus 1.75% to 2.40% or at the Base Rate (as defined) plus 0.75% to 1.4%. [3] Maturity date assumes exercise of two, 6-month extension options. [4] Deferred financing fees are not shown net for the unsecured revolving credit facility and are included in assets on the balance sheet. Debt Maturity Year Principal

Updated 2017 Guidance INVESTING IN THE FUTURE OF HEALTHCARE (shares in thousands) See “Glossary” for additional information.

INVESTING IN THE FUTURE OF HEALTHCARE Equity Capital Transactions Notes: [1] Represents average follow-on equity offerings per-share price. Follow-On Equity Offering Activity At-the-Market Offering Activity

Other Financial Highlights 20 Notes: [1] Normalized FFO Payout Ratio represents dividends declared divided by Normalized FFO, in each case for the applicable quarter. See “Glossary” for additional information. INVESTING IN THE FUTURE OF HEALTHCARE Dividend History Normalized FFO Payout Ratio [1] Normalized FFO per Share Normalized FFO

INVESTING IN THE FUTURE OF HEALTHCARE 21 Glossary Assisted Living Facilities (“ALFs”) Licensed healthcare facilities that provide personal care services, support and housing for those who need help with daily living activities, such as bathing, eating and dressing, yet require limited medical care. The programs and services may include transportation, social activities, exercise and fitness programs, beauty or barber shop access, hobby and craft activities, community excursions, meals in a dining room setting and other activities sought by residents. These facilities are often in apartment-like buildings with private residences ranging from single rooms to large apartments. Certain ALFs may offer higher levels of personal assistance for residents requiring memory care as a result of Alzheimer’s disease or other forms of dementia. Levels of personal assistance are based in part on local regulations.  EBITDA Net income before interest expense, income tax, depreciation and amortization and amortization of stock-based compensation.[1] EBITDAR Net income before interest expense, income tax, depreciation, amortization and rent, after applying a standardized management fee (5% of facility operating revenues). EBITDAR Coverage Aggregate EBITDAR produced by all facilities under a master lease (or other grouping) divided by the base rent payable to CareTrust REIT under such master lease (or other grouping) for the same period. For this supplement, the reported period is the trailing twelve-month period ended March 31, 2017. Notwithstanding the foregoing, for any facility for which CareTrust REIT has not received four consecutive quarters of post-acquisition operating reports, the quarterly EBITDAR used in this calculation is the proforma EBITDAR utilized in CareTrust REIT’s underwriting process, annualized. Beginning with the fifth quarter of reported post-acquisition operating performance, each reported quarter EBITDAR replaces the oldest underwriting proforma quarter EBITDAR, until all previously-used proforma quarters EBITDAR amounts are eliminated from the calculation. EBITDARM Earnings before interest expense, income tax, depreciation, amortization, cash rent, and a standardized management fee (5% of facility operating revenues). EBITDARM Coverage Aggregate EBITDARM produced by all facilities under a master lease (or other grouping) divided by the base rent payable to CareTrust REIT under such master lease (or other grouping) for the same period. For this supplement, the reported period is the trailing twelve-month period ended March 31, 2017. Notwithstanding the foregoing, for any facility for which CareTrust REIT has not received four consecutive quarters of post-acquisition operating reports, the quarterly EBITDARM used in this calculation is the proforma EBITDARM utilized in CareTrust REIT’s underwriting process annualized. Beginning with the fifth quarter of reported post-acquisition operating performance, each reported quarter EBITDARM replaces the oldest underwriting proforma quarter EBITDARM, until all previously-used proforma quarters EBITDARM amounts are eliminated from the calculation. Enterprise Value Share price multiplied by the number of outstanding shares plus total outstanding debt, each as of a specified date. Funds Available for Distribution (“FAD”) FFO, excluding straight-line rental income adjustments and amortization of deferred financing fees and stock-based compensation expense.[2] Funds from Operations (“FFO”) Net income, excluding gains and losses from dispositions of real estate or other real estate, before real estate depreciation and amortization and real estate impairment charges. CareTrust REIT calculates and reports FFO in accordance with the definition and interpretive guidelines issued by the National Association of Real Estate Investment Trusts.[2]

INVESTING IN THE FUTURE OF HEALTHCARE Glossary 22 Independent Living Facilities (“ILFs”) Also known as retirement communities or senior apartments, ILFs are not healthcare facilities. ILFs typically consist of entirely self-contained apartments, complete with their own kitchens, baths and individual living spaces, as well as parking for tenant vehicles. They are most often rented unfurnished, and generally can be personalized by the tenants, typically an individual or a couple over the age of 55. These facilities offer various services and amenities such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, and on-site security. Normalized EBITDA EBITDA, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, such as certain acquisition costs, real estate impairment charges, losses on the extinguishment of debt, certain deferred preferred returns, and gains or losses from dispositions of real estate or other real estate.[1] Normalized FAD FAD, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, such as certain acquisition costs, certain deferred preferred returns, and the effect of the senior unsecured notes payable redemption.[2] Normalized FFO FFO, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, and certain acquisition costs, certain deferred preferred returns, and the effect of the senior unsecured notes payable redemption.[2] Occupancy A facility’s occupied operating beds/units divided by the total available operating beds/units for that facility, in each case for the trailing twelve-months ended March 31, 2017; provided that Occupancy for any facility acquired during such twelve-months period may be normalized. Seniors Housing Includes ALFs, ILFs, dedicated memory care facilities and similar facilities. Skilled Nursing Campus Facilities that include a combination of Skilled Nursing beds and Seniors Housing units. Skilled Nursing or Skilled Nursing Facilities (“SNFs”) Licensed healthcare facilities that provide restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at an acute care hospital or long-term acute care hospital. Treatment programs include physical, occupational, speech, respiratory, ventilator, and wound therapy. Notes: [1] EBITDA and Normalized EBITDA do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. EBITDA and Normalized EBITDA do not purport to be indicative of cash available to fund future cash requirements, including the Company’s ability to fund capital expenditures or make payments on its indebtedness. Further, the Company’s computation of EBITDA and Normalized EBITDA may not be comparable to EBITDA and Normalized EBITDA reported by other REITs. [2] CareTrust REIT believes FAD, FFO, Normalized FAD, and Normalized FFO (and their related per-share amounts) are important non-GAAP supplemental measures of its operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time, even though real estate values have historically risen or fallen with market and other conditions. Moreover, by excluding items not indicative of ongoing results, Normalized FAD and Normalized FFO can facilitate meaningful comparisons of operating performance between periods and between other companies. However, FAD, FFO, Normalized FAD, and Normalized FFO (and their per-share amounts) do not represent cash flows from operations or net income attributable to shareholders as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance.

CareTrust REIT, Inc. 905 Calle Amanecer, Suite 300 San Clemente, CA 92673 NASDAQ: CTRE www.caretrustreit.com INVESTING IN THE FUTURE OF HEALTHCARE Bridgeport Health & Rehab - Lobby (Bridgeport, TX)